China BAK Battery, Inc.
(Nasdaq: CBAK)

Sept 2009

Corporate Presentation

Safe Harbor Statement

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This presentation includes or incorporates by reference statements that constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the
Securities Exchange Act of 1934, as amended. These statements relate to future events or to our future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements.  These statements include, but are not limited to, information or assumptions about revenues, gross profit, expenses, income, capital and other expenditures, financing plans, capital structure, cash flow, liquidity, management’s plans, goals and objectives for future operations and growth.  In some cases, you can identify forward-looking statements by the use of words such as “may,” “could,” “expect,” “intend,” “plan,”
“seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” or the negative of these terms or other comparable terminology.  You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could materially affect actual results, levels of activity, performance or achievements .

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An upstart in providing power cells for electric
cars and bikes

Established leader in manufacturing Li-ion
mobile and notebook batteries

Strong performance amid economic recession

Shipment started to a Tier 1 OEM notebook
customer

Investment Considerations

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Experienced Team Focused on Growth
and Profitability

Xiangqian Li, Chairman and CEO

Visionary leader in China Li-ion battery industry

Led CBAK since founding; full-time, operating CEO

Tony Shen, CFO, 2+ years with CBAK

Former CFO at eLong Inc (Nasdaq: LONG), led
eLong to its first quarter of operating profit

Directed comprehensive cost/expense reduction
efforts

Ken Broom, COO, nearly 2 years with CBAK

20+ years of management, engineering and sales
experience in the Li-ion battery industry

Successful tenure as GM at NEC Moli Energy

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Polymer Cells

PDAs

Digital cameras

Bluetooth headsets

MP3/ Portable
entertainment

Prismatic

Aluminum-Case Cells

Cell phones

Cylindrical Cells

Notebook Computers

Power Cells

Hybrid-electric
vehicles

Light-electric
vehicles

Uninterruptible
Power Supply

Li-ion
Rechargeable
Batteries

Key Applications

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New Products at BAK Tianjin

350k Sq. meters of industrial campus
and 200k Sq. meters of facility area

Power Cells (LiFePO4) For

Electric Cars

Electric Bicycles

Other Applications

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Power Cells Applications

Power Cells for Electric Cars

Qingyuan Motors (China):
Samples to be shipped in July

Discussions started with major
US- and EU-based auto
manufacturers

National “863” Program

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Power Cells for Electric Bicycles

Small shipments to Taiwanese
bicycle manufacturers

Great market potential in China

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Power Cells Applications

Power Cells for Other
Applications

Uninterrupted Power Supply
(UPS)

Mining Lamps

Power Tools

Gardening Tools

Power Cells Applications

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Customers

Cylindrical

Started shipping to a leading notebook manufacturer in June

Another notebook manufacturer qualification by end of 09

Asus (Taiwanese notebook/net-book maker) volume shipment

Prismatic Aluminum-Case (Cell phone OEMs)

Foxconn, Lenovo, ZTE, Haier and Hisense

Qualification underway with international Tier 1 OEM’s

Polymer

SanDisk

Qualification underway with international Tier 1 OEM’s

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Highlights: Q309 (June)

Strong performance amid recession

Revenue at $45M, grew 10% sequentially

Gross Margin at 11.3% vs. 7.4% last Q

Operating cash flow $5.2M

Cylindrical a bright spot

2nd largest revenue source (28%)

Shipped to tier-1 customer “A” and to be qualified by “B”

Polymer breakthrough

Started to be used in notebook computers

Growth Potential in Power Cells

Sample cells for LEVs shipped to customers for testing

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Thank You